UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2009

LINKWELL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-24977	65-1053546
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1104 Jiatong Road, Jiading District, Shanghai, China	201807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (86) 21-5566-6258

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 5, 2009, Linkwell Corp. (the “Company”), Linkwell Tech Group Inc., a Florida corporation and wholly owned subsidiary of the Company (“Linkwell Tech”), Shanghai Likang Biological High-Tech Co., Ltd., a Chinese corporation and wholly owned subsidiary of Linkwell Tech (“Likang Biological”), Shanghai Likang Disinfectant Hi-Tech Co., Ltd., a Chinese corporation and wholly owned subsidiary of Linkwell Tech (“Likang Disinfectant”), Shanghai Likang Pharmaceutical Technology Co., Ltd., a Chinese corporation (“Likang Pharmaceutical”) and Xuelian Bian, President and Chief Executive Officer of the Company, entered into an amended and restated stock purchase agreement (the “Agreement”) whereby Likang Disinfectant agreed to purchase 100% of the outstanding capital stock of Likang Biological from Xuelian Bian and Likang Pharmaceutical in exchange for 500,000 shares of the Company’s common stock, $.001 par value per share (“Common Stock”) and ¥2,000,000RMB. The Agreement amends and restates the stock purchase agreement dated April 6, 2007, by and among the Company, Linkwell Tech, Likang Biological, Xuelian Bian and Likang Pharmaceutical (the “Biological Stock Purchase Agreement”), as amended by the parties thereto on March 25, 2008 (the “Biological Stock Purchase Amendment”).

Pursuant to the terms of the Biological Stock Purchase Agreement, Linkwell Tech agreed to acquire 100% of the outstanding capital stock of Likang Biological from Xuelian Bian and Likang Pharmaceutical, however the Biological Stock Purchase Agreement did not obtain regulatory approval from the Chinese government. The parties decided to enter into the Biological Stock Purchase Amendment amending the consideration to be paid as part of the transaction in an effort to obtain approval from the Chinese government. The Biological Stock Purchase Amendment changed the consideration paid by Linkwell Tech to Xuelian Bian and Likang Pharmaceutical from 1,000,000 shares of the Company’s Common Stock, to $200,000 and 500,000 shares of Common Stock.

The Biological Stock Purchase Amendment also did not receive governmental approval prompting the parties to enter into the Agreement. The Agreement changed the entity purchasing the capital stock of Likang Biological from Linkwell Tech to Likang Disinfectant. The consideration paid by Likang Disinfectant for the capital stock of Likang Biological was also changed pursuant to the terms of the Agreement from $200,000 and 500,000 shares of Common Stock to ¥2,000,000RMB and 500,000 shares of Common Stock.  The Company believes that these changes will make obtaining government approval of the transaction more likely.

The preceding description of the terms of the Biological Stock Purchase Agreement is qualified in its entirety by reference to the Biological Stock Purchase Agreement filed as Exhibit 10.1 to the Company’s  Form 8-K filed with the SEC on April 13, 2007, and incorporated herein by reference. The preceding description of the terms of the Biological Stock Purchase Amendment is qualified in its entirety by reference to the Biological Stock Purchase Amendment filed as Exhibit 10.3 to the Company’s Form 8-K/A filed with the SEC on March 28, 2008 and incorporated herein by reference. The preceding description of the terms of the Agreement is qualified in its entirety by reference to the Amended and Restated Stock Purchase Agreement filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

10.1
Amended and Restated Stock Purchase Agreement, dated March 5, 2009, by and among the Linkwell Corp., Linkwell Tech Group, Inc., Shanghai Likang Biological High-Tech Co., Ltd., Shanghai Likang Disinfectant Hi-Tech Co., Ltd., Xuelian Bian and Shanghai Likang Pharmaceutical Technology Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKWELL CORPORATION

	By:	/s/ Xuelian Bian
Xuelian Bian
President and Chief Executive Officer
Date: March 10, 2009